EXHIBIT III

THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. [2017-___]	U.S. $____________

Original Issue Date: ___________

SERIES A 18% CONVERTIBLE PROMISSORY NOTE
DUE DECEMBER 31, 2016

THIS PROMISSORY NOTE is one of a series of duly authorized issue of Convertible Promissory Notes of iMEDICOR, INC., a Nevada corporation, (the “Company”), designated as its Series A 18% Convertible Promissory Notes (collectively the “Promissory Notes” or “Bridge Notes”) due on December 31, 2016 (the “Maturity Date”), in an aggregate principal amount of up to $10.0 million for all Promissory Notes.

FOR VALUE RECEIVED, the Company promises to pay to ________________________, the registered holder hereof (the "Holder"), the principal sum of _____________ 00/100 Dollars (US $_______). The principal balance of this Promissory Note shall accrue interest at the rate of 18% per annum commencing on the initial date of issuance and continuing until all principal and accrued and unpaid interest are paid in full.

The Company shall pay principal and accrued interest on or before the earlier of the Maturity Date or the date of Conversion or Exchange, as defined below.

This Promissory Note is subject to the following additional provisions.

Section 1. Collateral and Pari Passu.

(a) This Promissory Note is one of a series of Promissory Notes known as the Series A 18% Convertible Promissory Notes in an aggregate principal amount of up to $10.0 million. No payments will be made to the holder of this Promissory Note unless a proportional payment (based on outstanding principal amount) is made with respect to all other Promissory Notes of the Series. Upon liquidation, this Promissory Note will be treated in pari passu with all other Promissory Notes of the Series.

(b) The obligation of the Company to pay the Promissory Note is secured by an Intercreditor Agreement, as amended by Amendment No. 1 thereto dated December 24, 2015, between Holder and Sonoran Pacific Resources, LLP (“SPR”) pursuant to which SPR has granted to Holder a participating interest, pari passu, in a Security Agreement covering all of the tangible and intangible assets of the Company (the “Security Interest”) held by SPR and evidenced by the following UCC instruments recorded in the office of the Nevada Secretary of State:

Initial Financing Statement:	April 23, 2009	Doc.#2009010332-5

Amendment:	October 28, 2010	Doc.#2010027335-3

Continuation:	March 6, 2014	Doc.#2014005757-9

The foregoing Security Interest is subject to that certain Subordination Agreement between SPR and Forest Capital, LLC dated February 29, 2012 pursuant to which SPR agreed that the Security Interest would be junior to the security interest of Forest Capital, LLC in the Company’s Accounts and Inventory, and proceeds thereof.

Section 2.    No Sale or Transfer. This Promissory Note may not be sold, transferred, assigned, hypothecated or divided into two or more Promissory Notes of smaller denominations except to the extent such sale, transfer, assignment, hypothecation or division is in compliance with federal and applicable state securities laws, the compliance with which must be established to the reasonable satisfaction of the Company.

Section 3.    Limitations on Debt. Until all Promissory Notes issued in this Series are repaid in full or converted into shares of Common Stock in accordance with their terms, the Company may not create, incur, assume, or suffer to exist any other indebtedness, except for Indebtedness that is subordinated to the Promissory Notes or indebtedness incurred in the ordinary course of business.

Section 4.     (a)    “Event of Default” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)
Any default in the payment of the principal of this Promissory Note as and when the same shall become due and payable, (whether on the Maturity Date or by acceleration or otherwise);

(ii)
The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Promissory Note, the Security Agreement or any other agreement between the Company and the holder hereof, and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given, in writing to the Company;

(iii)
The Company shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a “custodian” (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay its debts generally as they become due; or the Company shall call a meeting of all of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

(b)           Remedies. The Holder, together with all other holders of Promissory Notes based on a majority vote by principal amount of the Holders of all Promissory Notes (a “Majority of the Holders”), may declare a default under Section 4(a)(i) upon not less than twenty (20) days’ prior written notice to the Company. If the Company fails to cure an Event of Default within such period (or if the cure cannot be reasonably completed within such period, commence the cure of the Event of Default and diligently pursue such cure), then the principal amount hereof shall accrue interest at the rate of 25% per annum and a Majority of the Holders may:

(i)
Declare all amounts due under the Promissory Notes immediately due and owing and exercise all rights with respect thereto under the Security Interest or permitted by law;

(ii)
Apply to a court in Arizona that has competent jurisdiction over the Company for the appointment of a receiver to manage the assets and operations of the Company;

(iii)
Assert any other remedy available at law or in equity.

Section 5. Prepayment. The Company may prepay this Promissory Note in whole or in part at any time prior to the Maturity Date upon not less than fifteen (15) days’ prior written notice to the Holder. If less than all of the Promissory Notes are paid in whole then all Promissory Notes shall be paid to Holders pro rata based upon the outstanding principal amounts of the Promissory Notes.

Section 6. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Florida are authorized or required by law or other government action to close.

“Company” means iMedicor, Inc., a Nevada corporation.

“Conversion Amount” shall mean the total of unpaid principal and accrued but unpaid interest at the date such amount is determined.

“Conversion Price” shall mean the Exchange Ratio by which the Notes, (including outstanding principal and accrued and unpaid interest), will be exchanged for PIPE Notes sold by the Company in the next round of financing consisting of a private offering of securities consisting of convertible notes and warrants in the minimum amount of the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Bridge Notes sold in the Bridge Note Offering (including the principal of and unpaid interest on Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum of $2.0 million more than the Minimum PIPE (“Maximum PIPE”) undertaken prior to the Maturity Date of these Notes, (the “PIPE Financing”); provided, however, if the Company fails to undertake and consummate a PIPE Financing within such period of time, the Conversion Price shall be $0.45 per share (assuming the Company on the date of conversion has 10 million shares issued and outstanding on a fully diluted basis. If the Company’s fully diluted shares outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis on the date of conversion). Further, if at any time prior to completing the PIPE Financing the Company raises more than $250,000 at an effective valuation per share that is less than the Conversion Price, the Conversion Price will be reduced to an amount equal to the lower price.

“Conversion Rights” shall mean the Notes are exchangeable for convertible notes (“PIPE Notes”) offered by the Company in the PIPE Financing defined below or (ii) convertible into shares of common stock at any time at the option of the Bridge Note holder. The Bridge Notes (principal and accrued and unpaid interest) will be convertible at a price equal to $0.45 per share of common stock, subject to adjustment as provided below, or exchangeable for PIPE Notes as provided herein. In addition, if (i) the Company is current in filing its reports (other than reports required to be filed on Form 8-K) under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) the gross combined proceeds of the Bridge Offering and PIPE Financing are at least the Minimum PIPE, as defined herein, then the Bridge Notes will automatically be exchanged for PIPE Notes in the principal amount equal to (A) the sum of (1) the total outstanding principal balance of the Bridge Notes plus (2) all accrued and unpaid interest, multiplied by (B) 111% (“Exchange Ratio”). For the purposes hereof, the PIPE Financing shall mean a private offering of securities consisting of convertible notes and warrants in the minimum amount equal to the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Bridge Notes sold in the Bridge Note Offering (including the principal of and accrued interest on Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum of $2.0 million more than the Minimum PIPE (“Maximum PIPE”) undertaken prior to the Maturity Date of these Notes, (the “PIPE Financing”); If the Company fails to undertake and consummate the PIPE Financing prior to the Maturity Date, the Conversion Price shall be $0.45 per share of common stock (assuming the Company has 10 million shares of common stock issued and outstanding on a fully diluted basis on the date of conversion. If the Company’s fully diluted shares outstanding on the date of conversion is greater or less than 10 million, the Conversion Price shall be adjusted proportionately to equate to a Conversion Price based upon a $4.5 million pre-money valuation on a fully diluted basis on the date of conversion (i.e., a 10% discount to a $5.0 million pre-money valuation on a fully diluted basis on the date of conversion).

 “Conversion Shares” shall mean the PIPE Notes sold by the Company in the PIPE Financing; and in the absence of a PIPE Financing, the shares of common stock issued or issuable upon conversion of the Promissory Notes.

“Exchange Ratio” means the ratio at which the Bridge Notes that will be exchanged for PIPE Notes in the principal amount equal to (A) the sum of (1) the total outstanding principal balance of the Bridge Notes plus (2) all accrued and unpaid interest as of the date of the exchange, multiplied by (B) 111%.

“Holder” means any Person who is a registered holder of this Promissory Note as listed in the books of the Company.

“Majority of the Holders” is as defined in Section 4(b).

“Market Price” at any date shall be deemed to be (i) if the principal trading market for such securities is any registered exchange, the last reported sale price, on such Trading Day for which determination is made as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the closing prices (or, if no closing price, the closing bid price) on such Trading Day as set forth by Nasdaq or any other registered exchange or the OTC Bulletin Board (whichever is the principal market for the Company’s common stock) as reported at http://finance.yahoo.com or, (iii) if the security is not quoted on Nasdaq or other registered exchange or the OTC Bulletin Board, the average bid and asked price as set forth on www.pinksheets.com or (if not available) in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or bid price, as the case may be, on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

“Material Adverse Effect” means a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company taken as a whole.

“Maturity Date” means the date defined in the first paragraph or (if earlier) the date of any prepayment or acceleration.

“Original Issue Date” shall mean the date this Promissory Note is purchased by the initial holder.

“Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“PIPE Financing” means the sale by the Company of equity securities without registration under the Securities Act of 1933, as amended, consisting of a private offering of securities consisting of convertible notes and warrants in the minimum amount equal to the greater of (i) $4.0 million or (ii) $1.0 million more than the aggregate principal amount of Bridge Notes sold in the Bridge Note Offering (including the principal of and accrued interest on Bridge Notes exchanged for PIPE Notes) (the “Minimum PIPE”) and a maximum of $2.0 million more than the Minimum PIPE (“Maximum PIPE”) undertaken prior to the Maturity Date of these Notes.

“Trading Day” means a day in which the market on which shares of the Company’s common stock are principally traded is open for trading, whether or not any shares of the Company’s common stock are actually traded on that day.

Section 7.    Conversion and Exchange.

a.    Voluntary Conversion. At any time before this Promissory Note has been paid, upon written notice to the Company, the Holder may convert the Conversion Amount into Conversion Shares determined by dividing the Conversion Amount by the Conversion Price.

b.    Mandatory Automatic Exchange. Provided that the Company has filed all reports (other than reports required to be filed on Form 8-K) required to be filed under Section 13(a) of the Securities Exchange Act of 1934, as amended, the Conversion Amount shall automatically be exchanged for PIPE Notes at the Exchange Ratio in the event the Company consummates the PIPE Financing within the time required.

c    Limitation on Conversion. Notwithstanding any other provision hereof, in no event (except (i) as specifically provided herein as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company’s Common Stock or (iii) for a Holder who is immediately prior to the conversion of this Promissory Note the beneficial owner of five percent or more of the issued and outstanding shares of the Company’s Common Stock) shall the Holder be entitled to convert any portion of this Promissory Note, or shall the Company have the obligation to convert such Promissory Note (and the Company shall not have the right to pay interest hereon in shares of Common Stock) to the extent that, after such conversion or issuance of stock in payment of interest, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Promissory Notes or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Promissory Notes with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Promissory Note, further agrees that if the Holder transfers or assigns any of the Promissory Notes to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee’s or assignee’s specific agreement to be bound by the provisions of this Section 7(c) as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the continued conversion of this Promissory Note. . The provisions of this paragraph 7(c)(i) shall not apply to any Holder who, without regard to this Note and the underlying Conversion Shares is at the time the beneficial owner, within the meaning of Rule 13d-3) of 5% or more of the Company’s issued and outstanding shares of common stock, (ii) can be waived by agreement of the Company and the Holder, and (iii) shall terminate in the event the provisions of paragraph 7(b) regarding mandatory automatic conversion are triggered and become operative.

d.    Manner of Conversion.   Voluntary conversion provided for in paragraph 7(a) above shall be effectuated by faxing a Notice of Conversion (as defined below) to the Company as provided in this paragraph. The Notice of Conversion shall be executed by the Holder of this Promissory Note and shall evidence such Holder's intention to convert this Promissory Note or a specified portion hereof in the form annexed hereto as Exhibit A. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which this Promissory Note shall be deemed to be converted (the "Conversion Date") shall be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion") to the Company and that it is received by the Company, provided that, if such conversion would convert the entire remaining principal of this Promissory Note, the Holder shall deliver to the Company the original Promissory Notes being converted no later than five (5) business days thereafter. Email delivery of the Notice of Conversion shall be accepted by the Company at rmcdermott@imedicor.com. Certificates representing Common Stock upon conversion (“Conversion Certificates”) will be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Holder’s address for notices as contemplated by the Subscription Agreement or a different address), via express courier, by electronic transfer or otherwise, as provided in Section 8(e)(iii) below, and, if interest is paid by the Company issuing to the Holder Common Stock, the Interest Payment Date shall be the date of Conversion. The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 8(d) on the Conversion Date.

e.    Nature of Common Stock Issued.

(i) When issued upon conversion of the Promissory Notes pursuant to Section 7(a) or (b) hereof, the Conversion Shares will be legally and validly issued, fully-paid and non-assessable.

(ii) Upon any conversion, this Promissory Note will be deemed cancelled and of no further force and effect, representing only the right to receive the Conversion Shares, regardless whether the Holder delivers this Promissory Note to the Company for cancellation.

(iii)           As soon as possible after a conversion has been effected (and subject to the Holder having returned the Promissory Note to the Company for cancellation), the Company will deliver to the converting holder a certificate or certificates representing the Conversion Shares issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

(iv)           The issuance of certificates for shares of Conversion Shares will be made without charge.

(v)     The Company will not close its books against the transfer of the Conversion Shares issued or issuable in any manner which interferes with the conversion of this Promissory Note.

f.     Conversion Price Dilution Adjustment. In order to prevent dilution of the conversion rights granted under this Section, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 7f.

(i)    If the Company at any time subdivides (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of common stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(ii)    In the event of a judicial or non-judicial dissolution of the Company, the conversion rights and privileges of the Holder shall terminate on a date, as fixed by the Board of Directors of the Company, not more than 45 days and not less than 30 days before the date of such dissolution. The reference to shares of Common Stock herein shall be deemed to include shares of any class into which said shares of common stock may be changed.

(iii)    Adjustment for Dividends. In the event the Company shall make or issue, or shall have issued, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or the distribution (other than a distribution otherwise provided for herein) payable in (a) securities of the Company other than shares of common stock or (b) assets (including cash paid or payable out of capital or capital surplus or surplus created as a result of a revaluation of property, but excluding the cumulative dividends payable with respect to an authorized series of Preferred Stock), then and in each such event provision shall be made so that the holders of Promissory Notes shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Promissory Notes been converted into Common Stock on the record date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to Holders.

(iv)    Adjustment for Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Promissory Notes shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise then and in each such event the holder of the Promissory Notes shall have the right thereafter to convert such Promissory Notes and receive the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such Promissory Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(v)    Adjustment of Number of Shares. Anything in this Certificate to the contrary notwithstanding, in case the Company shall at any time issue Common Stock or convertible securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

(vi)    No Adjustment for Small Amounts. Anything in this paragraph to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Conversion Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Conversion Price by at least one cent, such change in the Conversion Price shall thereupon be given effect.

Section 8.    No Impairment. Except as expressly provided herein, no provision of this Promissory Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Promissory Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Promissory Note is a direct obligation of the Company.

Section 9.    No Rights as a Shareholder. This Promissory Note shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings.

Section 10.    No recourse shall be had for the payment of the principal of, or the interest on, this Promissory Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Section 11.    All payments contemplated hereby to be made “in cash” shall be made in immediately available good funds of United States of America currency by wire transfer to an account designated in writing by the Holder to the Company (which account may be changed by notice similarly given). All payments of cash and each delivery of shares of Common Stock issuable to the Holder as contemplated hereby shall be made to the Holder at the address last appearing on the Promissory Note Register of the Company as designated in writing by the Holder from time to time; except that the Holder can designate, by notice to the Company, a different delivery address for any one or more specific payments or deliveries.

Section 12.    The Holder of this Promissory Note, by acceptance hereof, agrees that this Promissory Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Promissory Note or the shares of Common Stock issuable upon conversion hereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

Section 13.    The Promissory Notes will initially be issued in denominations determined by the Company, but are exchangeable for an equal aggregate principal amount of Promissory Notes of different denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

Section 14.    The Company shall be entitled to withhold from all payments of principal of, and interest on, this Promissory Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and the Holder shall execute and deliver all required documentation in connection therewith.

Section 15.     This Promissory Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws and the terms of the Subscription Agreement. In the event of any proposed transfer of this Promissory Note, the Company may require, prior to issuance of a new Promissory Note in the name of such other person, that it receive reasonable transfer documentation that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Subscription Agreement. Prior to due presentment for transfer of this Promissory Note, the Company and any agent of the Company may treat the person in whose name this Promissory Note is duly registered on the Company's Promissory Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Promissory Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 16.    Mutilated, Lost or Stolen Promissory Notes. If this Promissory Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Promissory Note, or in lieu of or in substitution for a lost, stolen or destroyed Promissory Note, a new Promissory Note for the principal amount of this Promissory Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Promissory Note, and of the ownership hereof, and adequate indemnity, if requested, all reasonably satisfactory to the Company.

Section 17.      Governing Law. This Promissory Note shall be governed by and construed in accordance with the laws of the State of Arizona. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of Scottsdale, Arizona, or the state courts of the State of Arizona sitting in Scottsdale, Arizona in connection with any dispute arising out of or in connection with this Promissory Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Promissory Note.

Section 18.    Waiver of Jury Trial; No Other Waivers. The Company and the Holder hereby waive the right to a trial by jury in any action, proceeding or counterclaim in respect of any matter arising out or in connection with this Promissory Note. Any waiver by the Company or the Holder of a breach of any provision of this Promissory Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Promissory Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Promissory Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Promissory Note. Any waiver must be in writing.

Section 19.    Severability. If any provision of this Promissory Note is invalid, illegal or unenforceable, the balance of this Promissory Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

Section 20.     Obligations Due on a Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer duly authorized for such purpose, as of the date first above indicated.

iMEDICOR, INC., a Nevada corporation

By:________________________________
 Robert McDermott, President

NOTICE OF CONVERSION

(To be Executed by the Registered Holder

in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into securities of iMedicor, Inc., a Nevada corporation (the “Company”) according to the terms of the Series A 18% Convertible Note of the Company registered in the name of the undersigned (the “Note”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. The original certificate evidencing the Note is delivered herewith (or evidence of loss, theft or destruction thereof).

The undersigned hereby requests that the Company issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:

Address:

The Company shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Note(s) to be converted, and shall make payments pursuant to the Notes for the number of business days such issuance and delivery is late.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Note shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

Date of Conversion:___________________________

Applicable Conversion Price:____________________

Number and Kind of Securities to be Issued Pursuant to
Conversion of the Notes:___________________

Signature:___________________________________

Name:______________________________________

Address:____________________________________

___________________________________________

SS or Tax I.D. No.____________________________